Exhibit 21.1

Subsidiaries of Yum China Holdings, Inc.

Entity Name	Jurisdiction of Organization
Agilink Global (HK) Limited	Hong Kong
Bai Sheng International Management Consulting (Sanya) Co., Ltd.	China
Bai Sheng Restaurants (Tibet) Co., Ltd.	China
Bai Sheng Restaurants China Holdings Limited	Hong Kong
Baisheng (Jinan) Catering Management Co., Ltd.	China
Baisheng Restaurants (Anhui) Co., Ltd.	China
Baisheng Restaurants (Lhasa) Co., Ltd.	China
Baisheng Restaurants (Sanya) Co., Ltd.	China
Beijing Daojia Times Catering Management Co., Ltd.	China
Beijing Fashion Family Network Technology Co, Ltd.	China
BeiJing Huang Ji Huang Catering Management Co., Ltd.	China
Beijing Huang Ji Huang Trading Co., Ltd.	China
Beijing KFC Co., Ltd.	China
Beijing Meng Qi Yan Duo Catering Service Co., Ltd.	China
Beijing Pizza Hut Co., Ltd.	China
Bi Sa Information Technology (Shanghai) Co., Ltd.	China
Bi Sheng Restaurants (Lhasa) Co., Ltd.	China
Changsha KFC Co., Ltd.	China
China Family Networks Limited	Hong Kong
China Homerun Limited	Cayman Islands
China XiaoFeiYang Catering Chain Co., Ltd.	British Virgin Islands
Chongqing KFC Co., Ltd.	China
Chuan Sheng (Shanghai) Supply Chain Technology Co., Ltd.	China
Chuan Sheng Supply Chain Management (Chengdu) Co., Ltd.	China
Chuan Sheng Supply Chain Management (Hefei) Co., Ltd.	China
Chuan Sheng Supply Chain Management (Huaian) Co., Ltd.	China
Chuan Sheng Supply Chain Management (Nanchang) Co., Ltd.	China
Chuan Sheng Supply Chain Management (Nanning) Co., Ltd.	China
Chuan Sheng Supply Chain Management (Shanghai) Co., Ltd.	China
Chuan Sheng Supply Chain Management (Shenyang) Co., Ltd.	China
Chuan Sheng Supply Chain Management (Xi’an) Co., Ltd.	China
Chuan Sheng Supply Chain Management (Zhangjiagang) Co., Ltd.	China
Chuang Yi Sheng E-Commerce (Shanghai) Co., Ltd.	China
Dalian KFC Co., Ltd.	China
Dongguan KFC Co., Ltd.	China
East Dawning (Shanghai) Management Co., Ltd.	China
Hangzhou KFC Co., Ltd.	China
Harvest Catering Limited	British Virgin Islands
Huang Ji Huang Group (Hong Kong) Limited	Hong Kong
Huansheng Advertising (Shanghai) Company Limited	China
Huansheng Consulting (Wuhan) Co., Ltd.	China
Huansheng E-Commerce (Shanghai) Co., Ltd.	China
Huansheng Information Technic (Shanghai) Co., Ltd.	China
Huansheng Information Technology (Shanghai) Co., Ltd.	China
Inner Mongolia Little Sheep Catering Chain Co., Ltd.	China
Inner Mongolia Little Sheep Seasoning Co., Ltd.	China
Ken Ding Xing Information Technology (Shanghai) Co., Ltd.	China
Kunming KFC Co., Ltd.	China
Lanzhou Boyue Logistics Co., Ltd.	China
Lanzhou KFC Co., Ltd.	China
Little Sheep Group Limited	Cayman Islands
Little Sheep Hong Kong Holdings Company Limited	Hong Kong
Nanchang KFC Co., Ltd.	China

Nanjing KFC Co., Ltd.	China
Nanning KFC Co., Ltd.	China
Qingdao KFC Co., Ltd.	China
Royal Dynasty International Development Limited	Hong Kong
Sanya Luobidong Hotel Management Co., Ltd.	China
Shanghai Changning Little Sheep Catering Co., Ltd.	China
Shanghai KFC Co., Ltd.	China
Shanghai Pizza Hut Co., Ltd.	China
Shanghai Sherpa's Commercial Development Co., Ltd.	China
Shanghai You Song Jia Information and Technology Co., Ltd.	China
Shantou KFC Co., Ltd.	China
Shengdoushi (Shanghai) Science and Technology Development Co., Ltd.	China
Shu Sheng (Nanjing) Information Technology Co., Ltd.	China
Shu Sheng (Shanghai) Science and Technology Development Co., Ltd.	China
Simmer Pot Holding Company Limited	Hong Kong
Sunrise Investments Co., Ltd.	British Virgin Islands
Suzhou Desheng Catering Management Co., Ltd.	China
Suzhou KFC Co., Ltd.	China
Suzhou Zhi Sheng Information Technology Co., Ltd.	China
Taiyuan KFC Co., Ltd.	China
Tianjin KFC Co., Ltd.	China
United Group Development Limited	Hong Kong
Wandle Investments Limited	Hong Kong
Wuxi KFC Co., Ltd.	China
Xiamen KFC Co., Ltd.	China
Xinjiang KFC Co., Ltd.	China
Y&L Coffee Limited	Hong Kong
Yi Bai Coffee (Shanghai) Co., Ltd.	China
YRI Hong Kong I Limited	Hong Kong
YRI Hong Kong II Limited	Hong Kong
Yum China E-Commerce Limited	Hong Kong
Yum! (Shanghai) Food Co., Ltd.	China
Yum! Asia Holdings Pte. Ltd.	Singapore
Yum! Franchise China Trust I S.à r.l.	Luxembourg
Yum! Global Investments III LLC	Delaware
Yum! Restaurants (Chengdu) Co., Ltd.	China
Yum! Restaurants (China) Investment Company Limited	China
Yum! Restaurants (Fuzhou) Co., Ltd.	China
Yum! Restaurants (Guangdong) Co., Ltd.	China
Yum! Restaurants (Jiangsu) Co., Ltd.	China
Yum! Restaurants (Shenyang) Co., Ltd.	China
Yum! Restaurants (Shenzhen) Co. Ltd.	China
Yum! Restaurants (Wuhan) Co., Ltd.	China
Yum! Restaurants (Xi’an) Co., Ltd.	China
Yum! Restaurants Consulting (Shanghai) Company Limited	China
Yum! Restaurants International S.à r.l.	Luxembourg
Zhengzhou KFC Co., Ltd.	China